UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2017

THE MOSAIC COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-32327	20-1026454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Campus Drive Suite E490 Plymouth, Minnesota	55441
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 918-8270
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
The following information is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing:
Furnished herewith as Exhibit 99.1 and incorporated by reference herein is the text of The Mosaic Company’s (“Mosaic”) announcement regarding its earnings and results of operations for the quarter and full year ended December 31, 2016 as presented in a press release issued on February 7, 2017.
Furnished herewith as Exhibit 99.2 and incorporated by reference herein is certain performance data for the period ended December 31, 2016 to be published on Mosaic’s website.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 1, 2017 Richard N. McLellan, a “named executive officer” of Mosaic for whom disclosure was required in Mosaic's proxy statement for its 2016 annual meeting of stockholders, was appointed to serve as Senior Vice President - Brazil, effective February 6, 2017. In his new role, Mr. McLellan will lead Mosaic's Brazil operations and the integration planning process related to Mosaic's previously announced pending acquisition of the global phosphate and potash operations of Vale S.A., conducted through Vale Fertilizantes S.A. No changes were made to Mr. McLellan's compensation in connection with the change in his responsibilities.
Corrine D. Ricard was appointed to succeed Mr. McLellan as Mosaic's Senior Vice President - Commercial, effective February 6, 2017. Ms. Ricard has held various leadership positions at Mosaic, including Senior Vice President - Human Resources, Vice President—International Distribution, Vice President—Business Development and Vice President—Supply Chain.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Reference is made to the Exhibit Index hereto with respect to the exhibits furnished herewith. The exhibits listed in the Exhibit Index hereto are being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: February 7, 2017	By:	/s/ Mark J. Isaacson
	Name:	Mark J. Isaacson
	Title:	Senior Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated February 7, 2017, of The Mosaic Company regarding its earnings and results of operations for quarter and full year ended December 31, 2016

99.2	Performance data for the period ended December 31, 2016